Exhibit 99.2

CHITTENDEN CORPORATION

CONSOLIDATED BALANCE SHEETS (Unaudited)

($ in thousands)

	06/30/04	09/30/04	12/31/04	03/31/05	06/30/05	09/30/05	12/31/05	03/31/06	06/30/06
ASSETS
Cash and Cash Equivalents	$170,940	$165,191	$136,468	$146,861	$176,425	$150,409	$180,707	$142,887	$172,567
Securities Available For Sale	1,412,206	1,458,149	1,446,221	1,409,434	1,363,180	1,348,521	1,383,909	1,344,016	1,288,390
FRB and FHLB Stock	12,240	19,243	19,243	19,352	19,352	19,352	19,352	19,352	18,577
Loans Held For Sale	49,497	35,723	33,535	22,131	22,611	34,774	19,737	19,319	18,882

Loans:
Commercial & Industrial (C&I)	740,410	770,933	801,369	812,050	831,537	841,430	848,420	836,986	851,692
Municipal	66,533	105,781	106,120	98,128	79,070	156,630	160,357	172,443	90,206
Multi-Family	189,589	181,622	182,541	180,632	185,920	192,563	196,590	195,809	205,443
Commercial Real Estate	1,505,880	1,558,221	1,590,457	1,651,247	1,736,665	1,760,621	1,778,202	1,827,096	1,884,716
Construction	129,901	143,871	174,283	133,799	124,648	173,909	192,165	212,824	218,123
Residential Real Estate	667,676	685,714	688,017	712,133	733,472	724,873	737,462	731,798	750,031
Home Equity Credit Lines	276,640	287,479	294,656	297,649	307,866	316,733	316,465	316,355	319,606
Consumer	249,208	246,889	239,750	242,239	255,239	259,865	257,829	254,719	254,839

Total Loans	3,825,837	3,980,510	4,077,193	4,127,877	4,254,417	4,426,624	4,487,490	4,548,030	4,574,656
Less: Allowance for Loan Losses	(57,969)	(58,598)	(59,031)	(59,811)	(60,805)	(61,468)	(60,822)	(61,464)	(62,070)

Net Loans	3,767,868	3,921,912	4,018,162	4,068,066	4,193,612	4,365,156	4,426,668	4,486,566	4,512,586

Accrued Interest Receivable	27,376	26,607	28,956	28,443	29,689	29,202	32,621	32,772	31,138
Other Assets	78,963	72,391	70,609	74,841	87,492	90,480	93,377	93,673	102,079
Premises and Equipment, net	72,805	73,927	74,271	72,336	71,632	70,509	69,731	68,568	69,503
Mortgage Servicing Rights	12,562	12,119	11,826	12,074	12,073	12,970	13,741	13,966	14,529
Identified Intangibles	21,972	21,196	20,422	19,648	18,983	18,320	17,655	16,991	16,326
Goodwill	216,697	216,697	216,136	216,136	216,136	216,136	216,038	216,038	216,038

Total Assets	$5,843,126	$6,023,155	$6,075,849	$6,089,322	$6,211,185	$6,355,829	$6,473,536	$6,454,148	$6,460,615

LIABILITIES AND STOCKHOLDERS’ EQUITY

Liabilities:
Deposits:
Demand	$891,244	$907,396	$890,561	$881,954	$934,234	$988,096	$973,752	$929,718	$965,794
Savings	541,138	534,286	519,623	514,215	502,525	499,119	489,734	489,944	474,883
NOW	912,175	903,307	890,701	898,720	908,148	891,058	861,000	906,934	895,817
CMAs / Money Market	1,491,522	1,603,059	1,577,474	1,527,753	1,418,634	1,592,743	1,749,878	1,584,777	1,441,573
Certificates of Deposit Less than $100,000	762,188	737,641	735,577	763,502	811,389	814,435	814,289	853,645	878,181
Certificates of Deposit $100,000 and Over	316,025	406,788	424,794	477,019	569,505	607,897	625,682	618,319	661,322

Total Deposits	4,914,292	5,092,477	5,038,730	5,063,163	5,144,435	5,393,348	5,514,335	5,383,337	5,317,570

Securities Sold Under Agreements to Repurchase	75,016	71,056	76,716	91,443	56,775	64,114	56,315	53,238	138,773
Other Borrowings	204,122	182,450	279,755	254,418	296,903	179,552	171,008	288,482	285,497
Accrued Expenses and Other Liabilities	54,452	58,058	52,296	54,721	64,466	63,428	60,488	59,295	63,299

Total Liabilities	5,247,882	5,404,041	5,447,497	5,463,745	5,562,579	5,700,442	5,802,146	5,784,352	5,805,139

Stockholders’ Equity:
Common Stock	50,202	50,202	50,204	50,207	50,210	50,220	50,220	50,235	50,235
Surplus	268,579	270,996	271,338	271,166	273,533	274,429	276,278	272,696	273,723
Retained earnings	348,667	358,858	370,472	381,203	392,312	405,624	419,057	430,811	442,456
Treasury, at cost	(72,967)	(71,017)	(69,246)	(68,233)	(67,657)	(65,684)	(60,801)	(64,189)	(85,678)
Other Comprehensive Income	(3,772)	5,377	672	(13,747)	(4,978)	(14,595)	(18,968)	(25,216)	(30,924)
Directors’ Deferred Compensation to be Settled in Stock	4,562	4,720	4,930	4,996	5,197	5,400	5,604	5,459	5,664
Unearned Portion of Employee Restricted Stock	(27)	(22)	(18)	(15)	(11)	(7)	—	—	—

Total Stockholders’ Equity	595,244	619,114	628,352	625,577	648,606	655,387	671,390	669,796	655,476

Total Liabilities and Stockholders’ Equity	$5,843,126	$6,023,155	$6,075,849	$6,089,322	$6,211,185	$6,355,829	$6,473,536	$6,454,148	$6,460,615

CHITTENDEN CORPORATION

Consolidated Quarterly Statements of Income (Unaudited)

($ in thousands)

	QTD	QTD	QTD	QTD	QTD	QTD	QTD	QTD	QTD
	06/30/04	09/30/04	12/31/04	03/31/05	06/30/05	09/30/05	12/31/05	03/31/06	06/30/06
Interest Income:
Loans	$50,461	$53,090	$56,302	$58,151	$62,786	$68,588	$71,834	$73,265	$78,547
Investments	14,822	14,879	15,359	15,061	14,829	14,033	14,960	14,694	14,120

Total Interest Income	65,283	67,969	71,661	73,212	77,615	82,621	86,794	87,959	92,667

Interest Expense:
Deposits	8,539	9,411	10,300	11,268	14,193	17,561	20,904	23,065	25,715
Borrowings	1,820	1,889	2,167	2,959	3,342	2,845	2,857	3,898	4,900

Total Interest Expense	10,359	11,300	12,467	14,227	17,535	20,406	23,761	26,963	30,615

Net Interest Income	54,924	56,669	59,194	58,985	60,080	62,215	63,033	60,996	62,052
Provision for Credit Losses	1,100	1,025	1,825	1,075	1,400	1,325	1,354	1,533	1,750

Net Interest Income after Provision for Credit Losses	53,824	55,644	57,369	57,910	58,680	60,890	61,679	59,463	60,302

Noninterest Income:
Investment Management and Trust	5,476	5,528	5,322	4,971	5,003	4,996	5,047	5,153	5,322
Service Charges on Deposits	4,775	4,241	4,179	4,041	4,093	4,053	3,926	3,929	4,358
Mortgage Servicing	1,348	(162)	(260)	355	209	658	607	663	657
Gains on Sales of Loans, Net	2,895	2,261	2,604	2,131	2,003	2,586	2,301	1,370	1,903
Gains on Sales of Securities	240	186	107	0	0	0	0	0	0
Credit Card, Net	1,022	1,146	1,074	975	1,131	1,237	1,193	1,192	1,269
Insurance Commissions, Net	1,728	1,389	1,223	2,364	1,526	1,341	1,134	2,046	1,429
Other	3,154	3,252	2,674	2,722	3,211	2,907	3,243	3,234	3,590

Total Noninterest Income	20,638	17,841	16,923	17,559	17,176	17,778	17,451	17,587	18,528

Noninterest Expense:
Salaries	22,340	22,482	21,436	21,676	23,911	22,250	21,659	22,917	23,789
Employee Benefits	5,679	5,027	5,281	6,479	4,238	5,784	5,717	5,752	5,598
Net Occupancy	5,752	5,481	5,410	6,326	6,024	5,844	5,900	6,150	5,780
Data Processing	1,985	994	916	775	810	921	951	971	982
Amortization of Intangibles	772	776	774	774	664	665	665	665	664
Conversion and Restructuring Charges	1,318	505	291	0	0	0	0	0	0
Other	9,410	10,124	9,782	10,182	10,583	9,948	11,097	9,945	10,823

Total Noninterest Expense	47,256	45,389	43,890	46,212	46,230	45,412	45,989	46,400	47,636

Income Before Income Taxes	27,206	28,096	30,402	29,257	29,626	33,256	33,141	30,650	31,194
Income Tax Expense	9,405	9,784	10,459	10,175	10,166	11,572	11,328	10,452	10,185

Net Income	$17,801	$18,312	$19,943	$19,082	$19,460	$21,684	$21,813	$20,198	$21,009

Effective tax rate	0.346	0.348	0.344	0.348	0.343	0.348	0.342	0.341	0.327

CHITTENDEN CORPORATION

Selected Quarterly Financial Data (Unaudited)

($ in thousands, except share and per share data)

	QTD 06/30/04	QTD 09/30/04	QTD 12/31/04	QTD 03/31/05	QTD 06/30/05	QTD 09/30/05	QTD 12/31/05	QTD 03/31/06	QTD 06/30/06
Per Common Share
Earnings, Basic	$0.39	$0.40	$0.43	$0.41	$0.42	$0.47	$0.46	$0.43	$0.45
Earnings, Diluted	0.38	0.39	0.43	0.41	0.41	0.46	0.46	0.43	0.45
Dividends	0.18	0.18	0.18	0.18	0.18	0.18	0.18	0.18	0.20

Book Value	12.90	13.39	13.56	13.48	13.97	14.08	14.34	14.33	14.26
Tangible Book Value	7.73	8.24	8.45	8.40	8.90	9.04	9.35	9.34	9.20

Credit Quality
Nonperforming Assets (NPAs)	$20,624	$21,565	$20,024	$20,692	$23,150	$18,299	$16,194	$24,844	$24,727
90 Days past due and still accruing	3,777	3,140	2,604	4,543	1,981	2,720	3,038	3,323	2,283

Total	24,401	24,705	22,628	25,235	25,131	21,019	19,232	28,167	27,010
NPAs to Loans Plus OREO	0.54%	0.54%	0.49%	0.50%	0.54%	0.41%	0.36%	0.55%	0.54%

Allowance for loan losses	57,969	58,598	59,031	59,811	60,805	61,468	60,822	61,464	62,070
Reserve for unfunded commitments	—	—	—	—	—	—	1,200	1,200	1,200

Allowance for credit losses (ACL)	57,969	58,598	59,031	59,811	60,805	61,468	62,022	62,664	63,270

ACL to Loans	1.52%	1.47%	1.45%	1.45%	1.43%	1.39%	1.38%	1.38%	1.38%
ACL to Loans (excluding municipals)	1.54%	1.51%	1.49%	1.48%	1.46%	1.44%	1.43%	1.43%	1.41%
ACL to Non-performing loans	281.70%	284.76%	296.41%	289.29%	262.71%	335.92%	392.06%	257.81%	260.13%

Gross Charge-offs	$1,433	$1,654	$2,821	$1,154	$1,313	$1,668	$1,840	$1,753	$1,872
Gross Recoveries	802	1,258	1,428	859	907	1,006	1,040	862	728

Net Charge-offs	$631	$396	$1,393	$295	$406	$662	$800	$891	$1,144

Net Charge-off Ratio	0.02%	0.01%	0.03%	0.01%	0.01%	0.01%	0.02%	0.02%	0.02%

Average Balance Sheet Data
Securities	$1,449,419	$1,440,938	$1,495,302	$1,450,210	$1,409,045	$1,341,648	$1,378,688	$1,391,413	$1,333,444
Loans, Net	3,777,039	3,892,431	4,000,917	4,057,647	4,174,491	4,316,317	4,408,205	4,455,403	4,552,727
Earning Assets	5,294,057	5,414,750	5,572,226	5,568,124	5,644,833	5,738,499	5,895,121	5,915,366	5,948,463
Total Assets	5,806,965	5,938,318	6,097,711	6,068,272	6,151,863	6,257,730	6,418,971	6,430,410	6,462,457
Deposits	4,868,682	5,017,991	5,128,344	5,000,949	5,085,064	5,270,406	5,454,388	5,377,674	5,372,367
Borrowings	290,730	267,323	291,919	386,613	367,617	272,257	246,660	321,073	367,521
Stockholders’ Equity	596,449	599,183	623,515	629,371	637,904	651,667	660,353	671,058	661,020

Common Shares Outstanding	46,134,686	46,241,091	46,341,819	46,401,555	46,437,041	46,556,737	46,829,048	46,748,381	45,978,122
Weighted Average Common Shares Outstanding	46,045,415	46,188,260	46,293,418	46,384,816	46,414,471	46,519,124	46,689,991	46,804,242	46,423,288
Weighted Average Common and Common Equivalent Shares Outstanding	46,557,193	46,863,102	46,959,927	46,918,134	46,900,608	47,108,614	47,291,129	47,401,157	46,903,363

Return on Average Tangible Equity	20.20%	20.39%	20.72%	19.94%	19.58%	20.80%	20.47%	18.92%	19.87%
Return on Average Equity	12.00%	12.16%	12.72%	12.30%	12.24%	13.20%	13.11%	12.21%	12.75%
Return on Average Tangible Assets	1.32%	1.31%	1.39%	1.36%	1.35%	1.46%	1.43%	1.35%	1.38%
Return on Average Assets	1.23%	1.23%	1.30%	1.28%	1.27%	1.37%	1.35%	1.27%	1.30%
Net Yield on Earning Assets	4.18%	4.20%	4.27%	4.30%	4.29%	4.35%	4.30%	4.20%	4.22%
Efficiency Ratio	58.78%	59.36%	55.81%	58.07%	59.87%	54.57%	54.37%	56.61%	56.87%

Tangible Capital Ratio (TCR)	6.36%	6.59%	6.71%	6.66%	6.92%	6.88%	7.01%	7.02%	6.79%
TCR without Other Comprehensive Income	6.42%	6.51%	6.70%	6.87%	6.99%	7.09%	7.28%	7.38%	7.24%
Leverage Ratio	8.45%	8.52%	8.54%	8.79%	9.10%	9.13%	9.21%	9.38%	9.04%
Tier 1 Capital Ratio	10.61%	10.31%	10.61%	10.62%	10.73%	10.90%	11.23%	11.61%	11.29%
Total Capital Ratio	11.86%	11.50%	11.82%	11.81%	11.92%	12.07%	12.40%	12.82%	12.49%

Chittenden Corporation

Average Balances, Interest Income and Expense, and Average Rates (Unaudited)

For the Quarter Ended June 30, 2006

	2006			2005
	Average Balance	Interest Income/ Expense(1)	Average Yield/ Rate(1)	Average Balance	Interest Income/ Expense(1)	Average Yield/ Rate(1)
ASSETS
Interest-Earning Assets:
Loans:
Commercial & Industrial	$852,140	$16,604	7.82%	$824,571	$13,177	6.41%
Municipal	167,621	2,034	4.85%	104,333	904	3.46%
Multifamily	198,799	3,475	6.91%	183,031	2,903	6.27%
Commercial Real Esate	1,847,041	31,682	6.88%	1,682,311	25,586	6.10%
Construction	220,701	4,061	7.28%	143,347	2,287	6.40%
Residential Real Estate	756,450	11,636	6.15%	747,068	10,343	5.54%
Home Equity	318,705	6,135	7.72%	302,398	4,490	5.96%
Consumer	253,296	3,664	5.79%	247,824	3,487	5.64%

Total Loans	4,614,753	79,291	6.88%	4,234,883	63,177	5.98%

Investments:
Taxable	1,332,946	14,113	4.24%	1,407,753	14,808	4.21%
Tax-Favored Securities	498	8	6.52%	1,292	20	6.28%
Interest-Bearing Deposits in Banks	280	2	3.08%	193	1	2.33%
Federal Funds Sold	16	0	5.12%	712	5	2.73%

Total Interest-Earning Assets	5,948,493	93,414	6.29%	5,644,833	78,011	5.54%

NonInterest-Earning Assets	575,990			567,423
Allowance for Loan Losses	(62,026)			(60,392)

Total Assets	$6,462,457			$6,151,864

LIABILITIES AND STOCKHOLDERS’ EQUITY
Interest-Bearing Liabilities:
Savings	$480,161	$768	0.64%	$507,280	$517	0.41%
Now	881,753	1,566	0.71%	876,506	970	0.44%
CMA/Money Market	1,564,648	9,773	2.51%	1,483,042	4,566	1.23%
Certificates of Deposit less than $100,000	861,429	6,939	3.23%	805,106	4,553	2.27%
Certificates of Deposit $100,000 and over	661,091	6,669	4.05%	524,038	3,587	2.75%

Total Interest-Bearing Deposits	4,449,082	25,715	2.32%	4,195,972	14,193	1.36%

Repos	96,846	886	3.67%	101,576	508	2.01%
Other Borrowings	270,675	4,014	5.95%	266,041	2,834	4.27%

Total Interest-Bearing Liabilities	4,816,603	30,615	2.55%	4,563,589	17,535	1.54%

NonInterest-Bearing Liabilities:

Demand Deposits	923,285			889,092
Other Liabilities	61,549			61,278

Total Liabilities	5,801,437			5,513,959

Stockholders’ Equity	661,020			637,905

Total Liabilities and Stockholders’ Equity	$6,462,457			$6,151,864

Net Interest Income		$62,799			$60,476

Interest Rate Spread (2)			3.74%			4.00%

Net Yield on Earning Assets (3)			4.22%			4.29%

(1)	On a fully taxable equivalent basis. Calculated using a Federal Income Tax Rate of 35%. Loan income includes fees.
(2)	Interest rate spread is the average rate earned on total interest-earning assets less the average rate paid on the interest bearing liabilities
(3)	Net yield on earning assets is net interest income divided by total interest-earning assets.

Chittenden Corporation

Average Balances, Interest Income and Expense, and Average Rates (Unaudited)

For the Year Ended June 30, 2006

	2006			2005
	Average Balance	Interest Income/ Expense(1)	Average Yield/ Rate(1)	Average Balance	Interest Income/ Expense(1)	Average Yield/ Rate(1)
ASSETS
Interest-Earning Assets:
Loans:
Commercial & Industrial	$835,763	$31,432	7.58%	$810,922	$25,074	6.24%
Municipal	167,373	4,012	4.79%	102,082	1,732	3.39%
Multifamily	197,544	6,779	6.83%	182,265	5,670	6.19%
Commercial Real Esate	1,829,732	61,713	6.80%	1,651,609	48,993	5.99%
Construction	213,326	7,668	7.15%	151,899	4,618	6.13%
Residential Real Estate	752,950	22,652	6.02%	733,244	20,193	5.51%
Home Equity	315,891	11,814	7.54%	298,903	8,517	5.75%
Consumer	253,680	7,218	5.72%	245,413	6,903	5.67%

Total Loans	4,566,259	153,288	6.75%	4,176,337	121,700	5.87%
Investments:
Taxable	1,361,749	28,730	4.22%	1,428,222	29,851	4.18%
Tax-Favored Securities	499	16	6.52%	1,293	41	6.47%
Interest-Bearing Deposits in Banks	280	4	3.02%	172	2	1.97%
Federal Funds Sold	3,295	69	4.23%	669	9	2.61%

Total Interest-Earning Assets	5,932,082	182,107	6.17%	5,606,693	151,603	5.44%

NonInterest-Earning Assets	576,363			563,447
Allowance for Loan Losses	(61,858)			(59,945)

Total Assets	$6,446,587			$6,110,195

LIABILITIES AND STOCKHOLDERS’ EQUITY
Interest-Bearing Liabilities:
Savings	$485,563	$1,480	0.61%	$513,154	$971	0.38%
Now	875,765	2,997	0.69%	869,783	1,690	0.39%
CMA/Money Market	1,603,093	19,026	2.39%	1,519,680	8,467	1.12%
Certificates of Deposit less than $100,000	846,869	12,957	3.09%	783,136	8,334	2.15%
Certificates of Deposit $100,000 and over	641,491	12,320	3.87%	472,376	5,999	2.56%

Total Interest-Bearing Deposits	4,452,781	48,780	2.21%	4,158,129	25,461	1.23%

Repos	80,801	1,251	3.12%	109,304	927	1.71%
Other Borrowings	263,695	7,547	5.77%	267,759	5,374	4.05%

Total Interest-Bearing Liabilities	4,797,277	57,578	2.42%	4,535,192	31,762	1.41%

NonInterest-Bearing Liabilities:
Demand Deposits	922,234			885,206
Other Liabilities	61,068			56,330

Total Liabilities	5,780,579			5,476,728
Stockholders’ Equity	666,008			633,467

Total Liabilities and Stockholders’ Equity	$6,446,587			$6,110,195

Net Interest Income		$124,529			$119,841

Interest Rate Spread (2)			3.75%			4.03%
Net Yield on Earning Assets (3)			4.21%			4.29%

(1)	On a fully taxable equivalent basis. Calculated using a Federal Income Tax Rate of 35%. Loan income includes fees.
(2)	Interest rate spread is the average rate earned on total interest-earning assets less the average rate paid on the interest bearing liabilities
(3)	Net yield on earning assets is net interest income divided by total interest-earning assets.